UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2012

LEXINGTON REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12386	13-3717318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, Suite 4015, New York, New York	10119-4015
(Address of principal executive offices)	(Zip Code)

(212) 692-7200

(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2012 Executive Incentive Compensation

On December 21, 2012, in addition to and as part of the awards granted under and in accordance with the 2012 Executive Compensation Plan (previously disclosed in our Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 5, 2012) and the 2011 Equity-Based Award Plan, the Compensation Committee (the “Compensation Committee”) of the Board of Trustees of Lexington Realty Trust (the “Trust”) granted the following annual incentive awards to the named executive officers of the Trust.

Annual Cash Incentive

Name and Title	2012 Annual Cash Incentive Award
T. Wilson Eglin, Chief Executive Officer and President	$1,100,000
Patrick Carroll, Executive Vice President, Chief Financial Officer and Treasurer	$575,000
E. Robert Roskind, Chairman	$650,000
Richard J. Rouse, Vice Chairman and Chief Investment Officer	$650,000
Joseph S. Bonventre, Executive Vice President, General Counsel and Assistant Secretary	$390,000

Up to 50% of the annual cash incentive award may be taken in non-vested shares of beneficial interest of the Trust, par value $0.0001 per share, classified as common stock (“Common Shares”), that vest ratably over a three-year period and with such other terms as set forth following the table below. A portion of the annual cash incentive award equal to one twenty-fourth of the executive's annual base salary was paid in cash on December 14, 2012 pursuant to existing company practice. The remainder of the annual cash incentive award is expected to be paid by December 31, 2012.

Annual Long-Term Incentive

Name and Title	2012 Long-Term Incentive Award
T. Wilson Eglin, Chief Executive Officer and President	$1,150,000
Patrick Carroll, Executive Vice President, Chief Financial Officer and Treasurer	$600,000
E. Robert Roskind, Chairman	$600,000
Richard J. Rouse, Vice Chairman and Chief Investment Officer	$775,000
Joseph S. Bonventre, Executive Vice President, General Counsel and Assistant Secretary	$350,000

The annual long-term incentive award is a grant of non-vested Common Shares. The non-vested Common Shares will (1) have a grant date value equal to the closing price of a Common Share of the Trust on the New York Stock Exchange on December 31, 2012; and (2) vest in equal installments on each of December 31, 2013, December 31, 2014 and December 31, 2015.

The non-vested common share awards granted to each executive are governed by a Nonvested Share Agreement. The form of Nonvested Share Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. This Current Report on Form 8-K describes certain terms of these Nonvested Share Agreements, and such descriptions are qualified in their entirety by reference to the full text of such agreements.

2013 Executive Base Salaries

Also on December 21, 2012, the Compensation Committee determined the 2013 annual base salaries for the named executive officers of the Trust as follows:

Name and Title	2013 Base Salary
T. Wilson Eglin, Chief Executive Officer and President	$600,000
Patrick Carroll, Executive Vice President, Chief Financial Officer and Treasurer	$400,000
E. Robert Roskind, Chairman	$500,000
Richard J. Rouse, Vice Chairman and Chief Investment Officer	$500,000
Joseph S. Bonventre, Executive Vice President, General Counsel and Assistant Secretary	$285,000

Item 9.01.         Financial Statements and Exhibits.

(d)          Exhibits

10.1        Form of Nonvested Share Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: December 26, 2012	By:	/s/ Patrick Carroll
Patrick Carroll
Chief Financial Officer

Exhibit Index

10.1         Form of Nonvested Share Agreement